                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-0525

                      Seligman Income and Growth Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   12/31/04

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Seligman
Income and Growth Fund, Inc.

Annual Report December 31, 2004

Seeking Total Return Through a Combination of Capital Appreciation and Income, Consistent With a Prudent Allocation Between Equity and Fixed Income Securities

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman 141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview with Your Portfolio Managers	2

Performance Overview	4

Portfolio Overview	7

Understanding and Comparing Your
Fund’s Expenses	9

Portfolio of Investments	10

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Notes to Financial Statements	21

Financial Highlights	27

Report of Independent Registered Public Accounting Firm	32

Required Federal Income Tax Information	33

Directors and Officers	34

For More Information	back cover

To The Shareholders

Your annual shareholder report for Seligman Income and Growth Fund, Inc. follows this letter. This report contains an interview with your Fund’s portfolio managers, as well as investment results and financial statements, including a portfolio of investments.

For the year ended December 31, 2004, Seligman Income and Growth Fund, Inc. posted a total return of 8.18% based on the net asset value of Class A shares. During the same period, the Fund’s peers, as measured by the Lipper Income Funds Average, posted a total return of 7.98%, the Lehman Brothers Government/Credit Index returned 4.19%, and the stock market, as measured by the S&P 500, returned 10.87%.

Thank you for your continued support of Seligman Income and Growth Fund, Inc. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 23, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered	General Counsel
Public Accounting Firm	Sullivan & Cromwell LLP
Deloitte & Touche LLP

Interview With Your Portfolio Managers
John B. Cunningham and Christopher J. Mahony

Q:	How did Seligman Income and Growth Fund, Inc. perform during the year ended December 31, 2004?

A:	Seligman Income and Growth Fund, Inc. delivered a total return of 8.18%, based on the net asset value of Class A shares for the year ended December 31, 2004. During the same time period, the Fund’s peers, as measured by the Lipper Income Funds Average, posted a total return of 7.98%, the Lehman Brothers Government/Credit Index returned 4.19%, and the S&P 500 returned 10.87%.

Q:	What market conditions and events materially affected the Fund’s performance during this period?

A:	Overall, 2004 was a good year for investors, although much of the stock market’s advance came in the fourth quarter. The stock market held on to the strong gains of 2003 and produced returns that are consistent with longer-term performance — high single- to low double-digit returns. Aside from a few ups and downs, the US economy remained strong, corporate profits grew at a healthy pace, and consumers continued to spend. That is not to say that investors were free from worry during 2004. Job creation remained sluggish throughout much of the year. Hostilities in Iraq also continued during the period. From March to June, there was a sharp increase in long-term interest rates (the 10-year Treasury yield rose nearly 0.75% during the quarter), which rattled the equity market. One reason for the increase in rates was the strong jobs report released in March, which created positive investor sentiment on the direction of the economy. Then, during the second half of the year, investors had concerns about slow economic growth and decelerating corporate profit growth. During the third quarter, there was a sharp increase in the price of oil and other commodity prices; this was due, in part, to the continued strong economic growth in China. As oil prices began to moderate at the end of October, the equity market started its year-end rally. A quick and decisive resolution to the US presidential election, after much uncertainty leading up to the event, also buoyed investors.

The Federal Reserve Board, confident in the economic recovery, began a series of incremental interest-rate increases in June. In what were widely anticipated moves, the Fed raised the short-term federal funds rate on five occasions during 2004, for a total increase of 1.25%. Short-term interest rates, which had started the year at 1.00%, ended the year at 2.25%. Despite second-quarter volatility, long-term rates, as measured by the 10-year Treasury, ended the year little changed. Corporate bonds performed well again in 2004, particularly lower-quality

A TEAM APPROACH

Seligman Income and Growth Fund is co-managed by the Seligman Core Investment Team, headed by John B. Cunningham, and by the investment grade team of Seligman Fixed Income Group, headed by Christopher J. Mahony.

Interview With Your Portfolio Managers
John B. Cunningham and Christopher J. Mahony

issues, defying expectations given their strength in 2003. The US dollar weakened in comparison to other major currencies, particularly in the fourth quarter. Concerns about the US current account deficit and budget deficit played a role in the dollar’s decline.

Q:	What investment strategies or techniques materially affected the Fund’s performance during this period?

A:	The Fund was roughly 65% invested in stocks and 35% invested in fixed income at year-end. The stock market favored “old economy” sectors such as energy, industrials, materials, and utilities during the year. Value stocks outperformed growth stocks, and investors paid more attention to dividend-paying stocks. The Fund continued to pursue its strategy of paying close attention to company fundamentals and valuation, and was able to take advantage of these market themes.

On an absolute basis, energy and utilities were the Fund’s strongest-performing equity sectors. The Fund’s largest sector weightings were in financials, information technology, and health care. Stock selection in the financials sector was a negative in terms of performance relative to the S&P 500. The Fund was somewhat overweighted in the information technology sector, which was among the market’s weaker-performing sectors. This overweighting detracted slightly from relative investment results, but the Fund’s technology holdings as a whole performed better than those of the benchmark.

Industrials stocks performed strongly in 2004, and the Fund’s good stock selection in this area was a major positive contributor to relative investment results; the Fund’s industrial conglomerate holdings performed especially well. Given the run-up in oil prices during the year, the Fund’s overweighting in the energy sector boosted both relative and absolute investment results. Health care was the S&P 500’s worst-performing sector during 2004, but because of good stock selection, the Fund’s health care holdings performed well and were additive to relative investment results.

During 2004, the fixed-income portion of the Fund was positioned defensively with respect to interest rates and credit quality. The Fund’s shorter duration negatively impacted investment results when, atypically, long-term rates fell after the Fed began to raise short-term rates. During this period, long-term bonds outperformed shorter-term holdings. Relative performance was also hurt by our underweighting in corporate bonds, specifically our underweighting in lower-quality corporates. The Fund had less exposure to corporate bonds than did the Lehman Index, and the Fund’s holdings were higher-quality. However, the market rewarded risk more than we expected.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman Income and Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to $10,000 investments made in the Lehman Government/Credit Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500) for the 10-year period ended December 31, 2004. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Government/Credit Index and the S&P 500 exclude the effect of taxes, fees and sales charges.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2004

		Average Annual

							Class I
					Class B	Class C	and R
					Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception
	Months*	Year	Years	Years	4/22/96	5/27/99	4/30/03

Class A

With Sales Charge	1.03%	3.09%	(0.37)%	4.42%	n/a	n/a	n/a

Without Sales Charge	6.05	8.18	0.61	4.92	n/a	n/a	n/a

Class B

With CDSC#	0.66	2.35	(0.52)	n/a	n/a	n/a	n/a

Without CDSC	5.66	7.35	(0.15)	n/a	2.71%††	n/a	n/a

Class C

With Sales Charge
and CDSC##	3.62	5.28	(0.35)	n/a	n/a	(0.69)%	n/a

Without Sales Charge
and CDSC	5.66	7.35	(0.15)	n/a	n/a	(0.51)	n/a

Class D

With 1% CDSC	4.66	6.35	n/a	n/a	n/a	n/a	n/a

Without CDSC	5.66	7.35	(0.15)	4.12	n/a	n/a	n/a

Class I	6.08	8.30	n/a	n/a	n/a	n/a	12.62%

Class R

With 1% CDSC	4.94	6.99	n/a	n/a	n/a	n/a	n/a

Without CDSC	5.94	7.99	n/a	n/a	n/a	n/a	12.31

Lehman Brothers
Government/Credit
Index**	4.39	4.19	8.00	7.81	7.15	7.06	3.65

Lipper Income
Funds Average**	6.47	7.98	4.13	8.01	6.50 †	4.17	12.84

S&P 500**	7.18	10.87	(2.30)	12.07	9.18	0.50	20.22

See footnotes on page 6.

Performance Overview

				Dividends and Capital Gain
Net Asset Value Per Share				Per Share and Yield Information
	12/31/04	6/30/04	12/31/03	For Periods Ended December 31, 2004

				Dividends Paid	SEC 30-Day Yield‡	Capital Gainø

Class A	$12.70	$12.09	$11.93	$0.198	0.94%	Realized	$0.784

Class B	12.64	12.03	11.88	0.109	0.22	Unrealized	1.091øø

Class C	12.64	12.03	11.88	0.109	0.23

Class D	12.64	12.03	11.88	0.109	0.19

Class I	12.74	12.09	11.94	0.182	0.99

Class R	12.72	12.07	11.92	0.145	0.96

*	Returns for periods of less than one year are not annualized.
**	The Lehman Government/Credit Index, the Lipper Income Funds Average, and the Standard & Poor’s 500 Composite Index
(S&P 500) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by
Moody’s), with at least one year to maturity. The Lipper Income Funds Average is an average of funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments. The
S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Income
Funds Average excludes the effect of taxes and sales charges. The Lehman Government/Credit Index and the S&P 500 exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.
#	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
##	The CDSC is 1% for periods up to 18 months.
†	From April 25, 1996.
††	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.
‡	Current yield, representing the annualized yield for the 30-day period ended December 31, 2004, has been computed in accordance with SEC regulations and will vary.
ø	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future net realized capital gains. See Note 6 to Financial Statements.
øø	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2004.

Portfolio Overview
Diversification of Net Assets
December 31, 2004

	Percent of Net Assets
	December 31,

	2004	2003

Corporate Fixed-Income Securities,
Common Stocks and Warrants:

Aerospace and Defense	0.4	1.3

Auto Components	0.7	0.6

Automobiles	0.4	1.9

Beverages	1.9	0.6

Biotechnology	0.7	0.8

Building Products	0.3	0.5

Capital Markets	2.8	3.2

Chemicals	1.9	0.7

Commercial Banks	2.9	2.5

Commercial Services and Supplies	1.3	0.6

Communications Equipment	2.6	0.8

Computers and Peripherals	4.0	2.7

Consumer Finance	3.2	0.8

Diversified Financial Services	3.2	2.2

Diversified Telecommunication
Services	1.6	—

Electric Utilities	1.8	—

Electronic Equipment and
Instruments	0.4	0.6

Energy Equipment and Services	0.6	0.7

Food and Staples Retailing	3.0	1.4

Food Products	0.9	0.8

Health Care Equipment and
Supplies	0.3	0.5

Health Care Providers and Services	1.6	1.0

Hotels, Restaurants and Leisure	1.4	2.1

Household Durables	0.2	0.5

Household Products	2.1	0.8

Index Derivatives	0.5	1.5

Industrial Conglomerates	4.0	2.8

Insurance	3.2	3.6

Internet and Catalog Retail	0.5	0.8

Internet Software and Services	0.3	—

Machinery	1.3	1.6

Media	3.2	3.5

Metals and Mining	1.1	1.3

Multi-Line Retail	0.3	0.3

Multi-Utilities and Unregulated Power	1.7	0.4

Oil and Gas	2.4	3.8

Paper and Forest Products	0.4	1.0

Pharmaceuticals	6.7	4.8

Real Estate	—	1.1

Semiconductors and Semiconductor Equipment	2.0	2.2

Software	3.8	4.2

Specialty Retail	0.7	1.0

Systems Software	0.3	-

Thrifts and Mortgage Finance	1.3	1.2

Tobacco	1.7	1.8

Wireless Telecommunication Services	1.6	12.6

Total Corporate Fixed-Income Securities, Common Stocks and Warrants	77.2	77.1

US Government and Government Agency Securities	16.1	21.2

Short-Term Holdings and Other Assets Less Liabilities	6.7	1.7

Total	100.0	100.0

Largest Industries† December 31, 2004

†Excludes US Government and Government Agency securities.

Portfolio Overview

Largest Portfolio Changes During Past Six Months

Largest Purchases	Largest Sales

Common Stocks:	Common Stocks:

Kroger*	ConocoPhillips**

Andrx*	L-3 Communications**

Alcoa*	Aetna**

Colgate-Palmolive*	Autodesk**

Pfizer	US Government and Government Agency Securities:

US Government and Government Agency Securities:	FHLMC 4.25%, 5/4/2009**

US Treasury Notes 2.625%, 11/15/2006*	FNMA 5.24%, 8/7/2018**

US Treasury Bonds 5.375%, 2/15/2031	US Treasury Notes 4.25%, 11/15/2013

FNMA 5%, 5/1/2034*	FHLMC GOLD 6%, 3/1/2033**

FNMA 2.81%, 9/28/2006*	FHLMC GOLD 6.5%, 7/1/2032**

US Treasury Notes 3.125%, 10/15/2008*	Corporate Bonds:

General Motors 8.375%, 7/15/2033**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of asset type.

*	Position added during the period.

**	Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2004

Security	Value	Percent of Net Assets

General Electric	$3,020,010	2.7

US Treasury Bonds 5.375%, 2/15/2031	2,850,124	2.5

Microsoft	2,386,718	2.1

Pfizer	2,289,899	2.0

FHLMC GOLD 4.5%, 8/1/2033	1,990,629	1.8

Exxon Mobil	1,974,023	1.8

Altria Group	1,916,096	1.7

US Treasury Notes 2.625%, 11/15/2006	1,831,956	1.6

Citigroup	1,786,659	1.6

FNMA 5.%, 5/1/2034	1,741,730	1.5

Composition of Net Assets
December 31, 2004

	Percent of Total			Percent of Total

	12/31/04	12/31/03		12/31/04	12/31/03

Common Stocks	66.7	60.5	US Government and
			Government Agency Securities	16.1	21.2
Corporate Bonds	9.1	15.3
			Short-Term Holdings and Other
Asset-Backed Securities	1.4	1.3	Assets Less Liabilities	6.7	1.7

Total Corporate Fixed-			Total	100.0	100.0
Income Securities	10.5	16.6

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	7/1/04	Ratio*	12/31/04	7/1/04 to 12/31/04	12/31/04	7/1/04 to 12/31/04

Class A	$1,000.00	1.39%	$1,060.50	$7.20	$1,018.15	$7.05

Class B	1,000.00	2.14%	1,056.60	11.06	1,014.38	10.84

Class C	1,000.00	2.14%	1,056.60	11.06	1,014.38	10.84

Class D	1,000.00	2.14%	1,056.60	11.06	1,014.38	10.84

Class I	1,000.00	1.32%	1,060.80	6.84	1,018.50	6.70

Class R	1,000.00	1.64%	1,059.40	8.49	1,016.89	8.31

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
 December 31, 2004

	Shares	Value
Common Stocks and Warrants 66.7%

Aerospace and Defense 0.4%

General Dynamics	4,100	$428,860

Auto Components 0.7%

Lear	12,610	769,336

Beverages 1.8%

Coca-Cola	24,100	1,003,283

PepsiCo	19,100	997,020

		2,000,303

Biotechnology 0.7%

Amgen*	9,300	596,641

Gilead Sciences*	5,600	195,972

		792,613

Building Products 0.3%

Masco	10,300	376,259

Capital Markets 2.1%

Bank of New York	22,600	755,292

Goldman Sachs Group	5,810	604,472

Merrill Lynch	9,500	567,815

Morgan Stanley	7,910	439,163

		2,366,742

Chemicals 1.5%

Dow Chemical	14,100	698,091

Praxair	22,400	988,960

		1,687,051

Commercial Banks 2.1%

Bank of America	18,520	870,255

Wachovia	21,080	1,108,808

Wells Fargo	6,700	416,405

		2,395,468

Commercial Services and Supplies 1.2%

ServiceMaster	42,800	590,212

Waste Management	25,600	766,464

		1,356,676

See footnotes on page 17.

Portfolio of Investments
December 31, 2004

	Shares or
	Warrants		Value
Communications Equipment 2.6%

Andrew*	26,500	shs.	$361,328

Cisco Systems*	59,210		1,142,161

Lucent Technologies* (Warrants)	8,982	wts.	14,192

Nokia (ADR)	24,300	shs.	380,781

Nortel Networks*	101,000		352,490

QUALCOMM	15,600		662,220

			2,913,172

Computers and Peripherals 3.7%

Dell*	29,670		1,250,442

EMC*	53,500		795,545

Hewlett-Packard	23,370		490,069

International Business Machines	16,500		1,626,570

			4,162,626

Consumer Finance 1.2%

American Express	13,840		780,161

MBNA	20,900		589,171

			1,369,332

Diversified Financial Services 2.7%

CIT Group	13,300		609,406

Citigroup	37,083		1,786,659

J.P. Morgan Chase	15,440		602,314

			2,998,379

Diversified Telecommunication Services 1.3%

SBC Communications	11,300		291,201

Verizon Communications	29,800		1,207,198

			1,498,399

Electric Utilities 0.4%

PPL	7,300		388,944

Electronic Equipment and Instruments 0.4%

Jabil Circuit*	16,680		426,674

Energy Equipment and Services 0.6%

Noble*	6,100		303,414

Rowan Companies*	12,590		326,081

			629,495

Food and Staples Retailing 2.6%

Kroger*	58,400		1,024,336

Sysco	9,600		366,432

Wal-Mart Stores	29,310		1,548,154

			2,938,922

See footnotes on page 17.

Portfolio of Investments
December 31, 2004

	Shares	Value
Food Products 0.9%

Dean Foods*	17,900	$589,805

General Mills	9,300	462,303

		1,052,108

Health Care Equipment and Supplies 0.3%

Alcon	3,800	306,280

Health Care Providers and Services 1.3%

Andrx*	47,000	1,025,305

WellPoint*	3,300	379,500

		1,404,805

Hotels, Restaurants and Leisure 1.4%

Carnival	17,900	1,031,577

Marriott International (Class A)	9,100	573,118

		1,604,695

Household Products 1.7%

Colgate-Palmolive	16,300	833,908

Procter & Gamble	19,860	1,093,889

		1,927,797

Index Derivatives 0.5%

iShares DJ Select Dividend Index Fund	9,300	571,020

Industrial Conglomerates 4.0%

General Electric	82,740	3,020,010

Tyco International	42,070	1,503,582

		4,523,592

Insurance 3.2%

American International Group	19,700	1,293,699

Hartford Financial Services Group	7,170	496,953

PartnerRe	6,940	429,863

Prudential Financial	18,700	1,027,752

XL Capital (Class A)	4,900	380,485

		3,628,752

Internet and Catalog Retail 0.5%

eBay*	4,780	555,938

Internet Software and Services 0.3%

Ask Jeeves*	14,100	377,105

Machinery 1.3%

Deere	8,170	607,848

Illinois Tool Works	9,540	884,167

		1,492,015

See footnotes on page 17.

Portfolio of Investments
 December 31, 2004

	Shares	Value
Media 2.8%

Clear Channel Communications*	24,510	$820,840

Time Warner*	65,270	1,268,849

Tribune	11,100	467,754

Univision Communications (Class A)*	19,110	559,350

		3,116,793

Metals and Mining 1.1%

Alcoa	23,500	738,370

Freeport-McMoRan Copper & Gold (Class B)	12,000	458,760

		1,197,130

Multi-Line Retail 0.3%

Target	7,000	363,510

Multi-Utilities and Unregulated Power 0.6%

Duke Energy	24,400	618,052

Oil and Gas 2.4%

BP (ADR)	6,900	402,960

ChevronTexaco	6,320	331,863

Exxon Mobil	38,510	1,974,023

		2,708,846

Paper and Forest Products 0.4%

Weyerhaeuser	6,080	408,697

Pharmaceuticals 6.7%

Forest Laboratories*	12,200	547,292

Johnson & Johnson	17,900	1,135,218

Eli Lilly	7,400	419,950

Merck	19,700	633,158

Novartis (ADR)	27,400	1,384,796

Pfizer	85,158	2,289,899

Watson Pharmaceuticals*	10,500	344,505

Wyeth	18,220	775,989

		7,530,807

Semiconductors and Semiconductor Equipment 2.0%

Broadcom (Class A)*	12,100	390,648

Intel	39,100	915,527

Taiwan Semiconductor Manufacturing (ADR)	46,933	398,461

Texas Instruments	24,000	590,880

		2,295,516

See footnotes on page 17.

Portfolio of Investments
December 31, 2004

	Shares or		Value
	Principal Amount
Software 3.8%

Computer Associates International	30,500	shs.	$947,330

Microsoft	89,340		2,386,718

Oracle*	17,140		235,247

Symantec*	26,800		690,502

			4,259,797

Specialty Retail 0.7%

Advance Auto Parts*	8,400		366,912

Michaels Stores	12,700		380,619

			747,531

Systems Software 0.3%

Check Point Software Technologies*	15,200		374,300

Thrifts and Mortgage Finance 1.0%

Fannie Mae	8,500		605,285

Freddie Mac	7,400		545,380

			1,150,665

Tobacco 1.7%

Altria Group	31,360		1,916,096

Wireless Telecommunication Services 1.2%

American Tower (Class A)*	20,900		384,560

Crown Castle International*	59,600		991,744

			1,376,304

Total Common Stocks and Warrants (Cost $65,590,957)			75,007,402

US Government and Government Agency Securities 16.1%

US Government Securities 7.4%

US Treasury Bonds 5.375%, 2/15/2031	$2,635,000		2,850,124

US Treasury Notes:

2.625%, 11/15/2006	1,845,000		1,831,956

3.125%, 10/15/2008	845,000		836,253

3.125%, 4/15/2009	775,000		763,497

3.5%, 11/15/2009	460,000		457,988

5%, 8/15/2011	585,000		622,957

4.25%, 11/15/2013	620,000		624,093

4.25%, 11/15/2014	350,000		351,025

			8,337,893

Agency Securities 1.7%

FHLMC 4.75%, 10/11/2012	835,000		835,301

FNMA:

2.81%, 9/28/2006	1,040,000		1,032,046

2.5%, 7/16/2007	5,000		4,897

			1,872,244

See footnotes on page 17.

Portfolio of Investments
December 31, 2004

	Principal Amount	Value
Mortgage-Backed Securities 7.0%

FHLMC GOLD:†

4.5%, 11/1/2007	$677,466	$682,907

6%, 11/1/2010	108,158	114,151

5.5%, 6/1/2018	225,875	233,572

8%, 12/1/2023	115,193	125,512

5.5%, 4/1/2033	1,029,274	1,046,904

4.5%, 8/1/2033	2,056,796	1,990,629

5%, 8/1/2033	275,849	274,596

FNMA:†

7%, 1/1/2008	103,578	108,763

7%, 2/1/2012	44,235	46,450

8.5%, 9/1/2015	84,546	89,752

6.5%, 5/1/2017	140,365	148,915

5.5%, 2/1/2018	296,754	307,040

7%, 1/1/2032	152,149	161,340

7%, 5/1/2032	355,188	376,643

5.5%, 8/1/2033	477,631	485,461

5%, 5/1/2034	1,754,019	1,741,730

		7,934,365

Total US Government and Government Agency Securities
(Cost $18,004,789)		18,144,502

Corporate Bonds 9.1%

Automobiles 0.4%

General Motors 7.125%, 7/15/2013	380,000	389,484

Beverages 0.1%

Anheuser-Busch 4.625%, 2/1/2015	135,000	134,351

Capital Markets 0.7%

Goldman Sachs Capital 6.345%, 2/15/2034†	70,000	73,138

Goldman Sachs Group 5%, 10/1/2014	170,000	170,084

Lehman Brothers Holdings 2.35%, 11/10/2009	195,000	195,475

Morgan Stanley 4%, 1/15/2010	325,000	321,670

		760,367

Chemicals 0.4%

E.I. Du Pont de Nemours 4.875%, 4/30/2014	475,000	485,681

Commercial Banks 0.8%

Bank One 5.9%, 11/15/2011	335,000	360,880

Key Bank 5%, 7/17/2007	285,000	295,922

SunTrust Banks 4.25%, 10/15/2009	290,000	291,344

		948,146

See footnotes on page 17.

Portfolio of Investments
 December 31, 2004

	Principal Amount	Value
Commercial Services and Supplies 0.1%

International Lease Finance 6.375%, 3/15/2009	$145,000	$157,180

Computers and Peripherals 0.3%

International Business Machines 8.375%, 11/1/2019	220,000	288,955

Consumer Finance 2.0%

Capital One Bank 5.75%, 9/15/2010	320,000	339,870

Ford Motor Credit 7%, 10/1/2013	515,000	546,863

General Electric Capital 2.75%, 9/15/2014	515,000	516,479

General Motors Acceptance 2.97%, 1/16/2007	555,000	549,365

SLM 4%, 1/15/2009	295,000	295,129

		2,247,706

Diversified Financial Services 0.5%

CIT Group 4.75%, 12/15/2010	340,000	345,933

Citigroup 2%, 6/9/2009	220,000	220,609

		566,542

Diversified Telecommunication Services 0.3%

BellSouth 2.415%, 11/15/2007	130,000	130,024

SBC Communications 5.1%, 9/15/2014	210,000	212,355

		342,379

Food and Staples Retailing 0.4%

Safeway 5.625%, 8/15/2014	430,000	444,478

Health Care Providers and Services 0.3%

UnitedHealth Group 3.3%, 1/30/2008	280,000	275,881

Household Durables 0.2%

Fortune Brands 2.875%, 12/1/2006	235,000	232,905

Household Products 0.4%

Procter & Gamble 6.875%, 9/15/2009	360,000	405,511

Media 0.4%

Time Warner:

7.625%, 4/15/2031	60,000	72,814

9.15%, 2/1/2023	250,000	335,832

		408,646

See footnotes on page 17.

Portfolio of Investments
December 31, 2004

	Principal Amount	Value
Multi-Utilities and Unregulated Power 1.1%

Alabama Power 2.571%, 8/25/2009	$215,000	$215,263

Carolina Power & Light 5.95%, 3/1/2009	375,000	401,059

Duke Energy 4.37%, 3/1/2009	240,000	246,872

Kinder Morgan Energy 7.3%, 8/15/2033	260,000	302,152

PP&L Transition 6.83%, 3/25/2007	84,464	85,374

		1,250,720

Thrifts and Mortgage Finance 0.3%

Countrywide Home Loans 2.54%, 11/16/2007	150,000	150,012

Washington Mutual 4.20%, 1/15/2010	220,000	219,379

		369,391

Wireless Telecommunication Services 0.4%

BellSouth 6%, 11/15/2034	45,000	45,758

Verizon Global Funding 7.75%, 12/1/2030	60,000	74,834

Verizon Wireless 5.375%, 12/15/2006	325,000	336,792

		457,384

Total Corporate Bonds (Cost $10,109,918)		10,165,707

Asset-Backed Securities† 1.4%

Electric Utilities 1.4%

PECO Energy Transition Trust 6.05%, 3/1/2009
(Cost $1,499,130)	1,500,000	1,559,262

Short-Term Investments 6.6%

Federal Home Loan Bank 2.1059%, 1/19/2005	5,300,000	5,294,143

Repurchase agreement, State Street Bank & Trust 1.4%,
dated 12/31/2004, maturing 1/3/2005 in the amount of
$2,108,246, collateralized by: $2,185,000 US Treasury Notes
2.625%, 11/15/2006, with a fair market value of $2,174,075	2,108,000	2,108,000

Total Short-Term Investments (Cost $7,402,143)		7,402,143

Total Investments (Cost $102,606,937) 99.9%		112,279,016

Other Assets Less Liabilities 0.1%		156,021

Net Assets 100.0%		$112,435,037

*	Non-income producing security.
†	Investments in mortgage- and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these instruments.
ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2004

Assets:

Investments, at value:

Common stocks and warrants (cost $65,590,957)	$75,007,402

US Government and Government Agency securities (cost $18,004,789)	18,144,502

Corporate bonds (cost $10,109,918)	10,165,707

Asset-backed securities (cost $1,499,130)	1,559,262

Short-term investments (cost $7,402,143)	7,402,143

Total investments (cost $102,606,937)	112,279,016

Cash	11,023

Receivable for dividends and interest	380,893

Receivable for securities sold	206,972

Receivable for Capital Stock sold	73,120

Investment in, and expenses prepaid to, shareholder service agent	35,479

Other	5,137

Total Assets	112,991,640

Liabilities:

Payable for Capital Stock repurchased	298,440

Management fee payable	57,118

Distribution and service fees payable	44,166

Accrued expenses and other	156,879

Total Liabilities	556,603

Net Assets	$112,435,037

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
8,865,189 shares outstanding):

Class A	$6,218,196

Class B	953,108

Class C	548,171

Class D	1,071,373

Class I	73,913

Class R	428

Additional paid-in capital	118,267,877

Dividends in excess of net investment income	(71,793)

Accumulated net realized loss	(24,298,315)

Net unrealized appreciation of investments	9,672,079

Net Assets	$112,435,037

Net Asset Value Per Share:

Class A ($78,970,689 ÷ 6,218,196 shares)	$12.70

Class B ($12,048,679 ÷ 953,108 shares)	$12.64

Class C ($6,927,217 ÷ 548,171 shares)	$12.64

Class D ($13,541,125 ÷ 1,071,373 shares)	$12.64

Class I ($941,884 ÷ 73,913 shares)	$12.74

Class R ($5,443 ÷ 428 shares)	$12.72

See Notes to Financial Statements.

Statement of Operations
 For the Year Ended December 31, 2004

Investment Income:

Interest	$1,744,748

Dividends (net of foreign taxes withheld of $5,144)	1,402,685

Total Investment Income	3,147,433

Expenses:

Management fee	704,375

Distribution and service fees	560,914

Shareholder account services	359,014

Registration	87,069

Auditing and legal fees	70,846

Custody and related services	45,592

Shareholder reports and communications	32,174

Directors’ fees and expenses	11,631

Miscellaneous	16,910

Total Expenses	1,888,525

Net Investment Income	1,258,908

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	6,946,201

Payments received from the Manager (See Note 8)	5,869

Net change in unrealized appreciation of investments	500,953

Net Gain on Investments	7,453,023

Increase in Net Assets from Operations	$8,711,931

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2004	2003

Operations:

Net investment income	$1,258,908	$1,266,107

Net realized gain on investments	6,946,201	3,853,371

Payments received from the Manager (See Note 8)	5,869	—

Net change in unrealized appreciation/depreciation of investments	500,953	12,888,263

Increase in Net Assets from Operations	8,711,931	18,007,741

Distributions to Shareholders:

Net investment income:*

Class A	(1,003,893)	(1,012,869)

Class B	(87,801)	(85,600)

Class C	(51,281)	(60,538)

Class D	(106,003)	(100,321)

Class I	(9,907)	(6,765)

Class R	(23)	(14)

Total	(1,258,908)	(1,266,107)

Dividends in excess of net investment income:*

Class A	(279,270)	(244,180)

Class B	(24,425)	(20,636)

Class C	(14,266)	(14,594)

Class D	(29,489)	(24,185)

Class I	(2,756)	(1,631)

Class R	(6)	(3)

Total	(350,212)	(305,229)

Decrease in Net Assets from Distributions	(1,609,120)	(1,571,336)

Capital Share Transactions:

Net proceeds from sales of shares	3,495,050	5,076,808

Investment of dividends	1,217,774	1,159,645

Exchanged from associated funds	11,470,307	11,138,489

Total	16,183,131	17,374,942

Cost of shares repurchased	(26,880,499)	(24,350,562)

Exchanged into associated funds	(7,804,312)	(7,387,073)

Total	(34,684,811)	(31,737,635)

Decrease in Net Assets from Capital Share Transactions	(18,501,680)	(14,362,693)

Increase (Decrease) in Net Assets	(11,398,869)	2,073,712

Net Assets:

Beginning of year	123,833,906	121,760,194

End of Year (net of dividends in excess of net investment
income of $71,793 and $33,022, respectively)	$112,435,037	$123,833,906

* For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Income and Growth Fund, Inc. (the “Fund”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after initial purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in US Government and Government agency securities, bonds and asset-backed securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance

Notes to Financial Statements

with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex- dividend dates.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency obligations and short-term investments, for the year ended December 31, 2004, amounted to $58,655,091 and $73,885,610, respectively; purchases and sales of US Government and government agency obligations were $43,571,468 and $52,555,114, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $2,729 from sales of Class A shares. Commissions of $20,176 and $5,230 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service

Notes to Financial Statements

organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2004, fees incurred under the Plan aggregated $197,658, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average net daily assets of Class R shares amounted to $129,654, $76,454, $157,138, and $10, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2004, such charges amounted to $11,982.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004 the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2004, amounted to $1,057.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2004, Seligman Services, Inc. received commissions of $2,153 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $19,073, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $359,014 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $73,100. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable

Notes to Financial Statements

to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2004, of $30,193 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2004, the Fund did not borrow from the credit facility.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $102,907,755. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $259,218 and the amortization of premium for financial reporting purposes of $41,600.

At December 31, 2004, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$11,676,027

Gross unrealized depreciation of portfolio securities	(2,304,766)

Net unrealized depreciation of portfolio securities	9,371,261

Capital loss carryforward	(24,039,097)

Total accumulated losses	$(14,667,836)

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $24,039,097, which is available for offset against future taxable net capital gains, with $1,783,904 expiring in 2009 and $22,255,193 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

		Year Ended December 31,

	2004		2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	144,629	$1,741,653	237,283	$2,534,363

Investment of dividends	78,081	956,415	81,449	908,738

Exchanged from associated funds	335,481	4,038,054	466,260	4,953,951

Converted from Class B**	79,975	978,110	—	—

Total	638,166	7,714,232	784,992	8,397,052

Cost of shares repurchased	(1,188,554)	(14,407,657)	(1,319,369)	(14,415,452)

Exchanged into associated funds	(240,871)	(2,978,028)	(386,267)	(4,059,600)

Transferred to Class I	—	—	(67,823)	(741,310)

Total	(1,429,425)	(17,385,685)	(1,773,459)	(19,216,362)

Decrease	(791,259)	$(9,671,453)	(988,467)	$(10,819,310)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	21,567	$259,745	43,004	$472,644

Investment of dividends	6,634	81,043	6,841	75,675

Exchanged from associated funds	241,866	2,925,069	288,576	3,152,167

Total	270,067	3,265,857	338,421	3,700,486

Cost of shares repurchased	(334,577)	(4,028,994)	(315,070)	(3,444,243)

Exchanged into associated funds	(67,525)	(817,515)	(133,451)	(1,469,036)

Converted to Class A**	(80,429)	(978,110)	—	—

Total	(482,531)	(5,824,619)	(448,521)	(4,913,279)

Decrease	(212,464)	$(2,558,762)	(110,100)	$(1,212,793)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	62,742	$756,824	154,507	$1,691,750

Investment of dividends	4,616	56,343	5,941	65,791

Exchanged from associated funds	71,563	872,760	146,051	1,570,611

Total	138,921	1,685,927	306,499	3,328,152

Cost of shares repurchased	(332,727)	(3,978,901)	(226,152)	(2,509,612)

Exchanged into associated funds	(69,925)	(835,950)	(116,765)	(1,276,731)

Total	(402,652)	(4,814,851)	(342,917)	(3,786,343)

Decrease	(263,731)	$(3,128,924)	(36,418)	$(458,191)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	44,615	$535,255	27,122	$297,772

Investment of dividends	9,123	111,281	9,146	101,028

Exchanged from associated funds	301,430	3,630,842	132,508	1,461,760

Total	355,168	4,277,378	168,776	1,860,560

Cost of shares repurchased	(354,428)	(4,266,473)	(363,092)	(3,946,425)

Exchanged into associated funds	(264,080)	(3,172,819)	(53,233)	(581,706)

Total	(618,508)	(7,439,292)	(416,325)	(4,528,131)

Decrease	(263,340)	$(3,161,914)	(247,549)	$(2,667,571)

See footnotes on page 26.

Notes to Financial Statements

	Year Ended		April 30, 2003* to
	December 31, 2004		December 31, 2003

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	16,750	$201,395	6,874	$78,779

Investment of dividends	1,038	12,663	729	8,396

Transferred from Class A	—	—	67,823	741,310

Total	17,788	214,058	75,426	828,485

Cost of shares repurchased	(16,232)	(198,278)	(3,069)	(34,830)

Increase	1,556	$15,780	72,357	$793,655

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	14	$178	140	$1,500

Investment of dividends	2	29	2	17

Exchanged from associated funds	285	3,582	—	—

Total	301	3,789	142	1,517

Cost of shares repurchased	(15)	(196)	—	—

Increase	286	$3,593	142	$1,517

*	Commencement of offering of shares.

**	Automatic conversion of Class B shares to Class A shares approximately eight years after initial purchase date.

8.	Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman Income and Growth Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $5,869 paid to Seligman Income and Growth Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the period presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2004	2003	2002	2001 ††	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.93	$10.42	$12.04	$12.83	$13.57

Income (Loss) from Investment Operations:

Net investment income	0.16	0.14	0.20	0.31	0.33

Net realized and unrealized gain (loss)
on investments	0.81	1.54	(1.63)	(0.82)	(0.74)

Total from Investment Operations	0.97	1.68	(1.43)	(0.51)	(0.41)

Less Distributions:

Dividends from net investment income	(0.16)	(0.14)	(0.19)	(0.28)	(0.33)

Dividends in excess of net investment income	(0.04)	(0.03)	—	—	—

Total Distributions	(0.20)	(0.17)	(0.19)	(0.28)	(0.33)

Net Asset Value, End of Year	$12.70	$11.93	$10.42	$12.04	$12.83

Total Return	8.18%	16.24%	(11.96)%	(3.90)%	(3.09)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$78,971	$83,623	$83,312	$127,085	$147,047

Ratio of expenses to average net assets	1.38%	1.41%	1.38%	1.25%	1.19%

Ratio of net investment income to average net assets	1.30%	1.29%	1.76%	2.46%	2.51%

Portfolio turnover rate	92.74%	238.07%	199.12%	93.34%	66.70%

See footnotes on page 31.

Financial Highlights

Class B

	Year Ended December 31,

	2004	2003	2002	2001††	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.88	$10.38	$12.00	$12.78	$13.52

Income (Loss) from Investment Operations:

Net investment income	0.07	0.06	0.11	0.21	0.23

Net realized and unrealized gain (loss)
on investments	0.80	1.53	(1.62)	(0.80)	(0.74)

Total from Investment Operations	0.87	1.59	(1.51)	(0.59)	(0.51)

Less Distributions:

Dividends from net investment income	(0.07)	(0.06)	(0.11)	(0.19)	(0.23)

Dividends in excess of net investment income	(0.04)	(0.03)	—	—	—

Total Distributions	(0.11)	(0.09)	(0.11)	(0.19)	(0.23)

Net Asset Value, End of Year	$12.64	$11.88	$10.38	$12.00	$12.78

Total Return	7.35%	15.35%	(12.62)%	(4.61)%	(3.81)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$12,049	$13,847	$13,236	$16,778	$19,248

Ratio of expenses to average net assets	2.13%	2.17%	2.13%	2.00%	1.94%

Ratio of net investment income to average net assets	0.55%	0.53%	1.01%	1.71%	1.76%

Portfolio turnover rate	92.74%	238.07%	199.12%	93.34%	66.70%

See footnotes on page 31.

Financial Highlights

Class C

		Year Ended December 31,

	2004	2003	2002	2001 ††	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.88	$10.37	$12.00	$12.78	$13.52

Income (Loss) from Investment Operations:

Net investment income	0.07	0.06	0.11	0.21	0.23

Net realized and unrealized gain (loss)
on investments	0.80	1.54	(1.63)	(0.80)	(0.74)

Total from Investment Operations	0.87	1.60	(1.52)	(0.59)	(0.51)

Less Distributions:

Dividends from net investment income	(0.07)	(0.06)	(0.11)	(0.19)	(0.23)

Dividends in excess of net investment income	(0.04)	(0.03)	—	—	—

Total Distributions	(0.11)	(0.09)	(0.11)	(0.19)	(0.23)

Net Asset Value, End of Year	$12.64	$11.88	$10.37	$12.00	$12.78

Total Return	7.35%	15.46%	(12.70)%	(4.61)%	(3.81)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,927	$9,644	$8,800	$5,689	$4,040

Ratio of expenses to average net assets	2.13%	2.17%	2.13%	2.00%	1.94%

Ratio of net investment income to average net assets	0.55%	0.53%	1.01%	1.71%	1.76%

Portfolio turnover rate	92.74%	238.07%	199.12%	93.34%	66.70%

See footnotes on page 31.

Financial Highlights

Class D

		Year Ended December 31,

	2004	2003	2002	2001 ††	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.88	$10.37	$12.00	$12.78	$13.52

Income (Loss) from Investment Operations:

Net investment income	0.07	0.06	0.11	0.21	0.23

Net realized and unrealized gain (loss)
on investments	0.80	1.54	(1.63)	(0.80)	(0.74)

Total from Investment Operations	0.87	1.60	(1.52)	(0.59)	(0.51)

Less Distributions:

Dividends from net investment income	(0.07)	(0.06)	(0.11)	(0.19)	(0.23)

Dividends in excess of net investment income	(0.04)	(0.03)	—	—	—

Total Distributions	(0.11)	(0.09)	(0.11)	(0.19)	(0.23)

Net Asset Value, End of Year	$12.64	$11.88	$10.37	$12.00	$12.78

Total Return	7.35%	15.46%	(12.70)%	(4.61)%	(3.81)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,541	$15,853	$16,413	$24,038	$33,986

Ratio of expenses to average net assets	2.13%	2.17%	2.13%	2.00%	1.94%

Ratio of net investment income to average net assets	0.55%	0.53%	1.01%	1.71%	1.76%

Portfolio turnover rate	92.74%	238.07%	199.12%	93.34%	66.70%

See footnotes on page 31.

Financial Highlights

Class I				Class R

	Year	4/30/03*		Year	4/30/03*
	Ended	to		Ended	to
	12/31/04	12/31/03		12/31/04	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$11.94	$10.71		$11.92	$10.71

Income from Investment Operations:

Net investment income	0.17	0.11		0.13	0.07

Net realized and unrealized gain on investments	0.81	1.24		0.82	1.26

Total from Investment Operations	0.98	1.35		0.95	1.33

Less Distributions:

Dividends from net investment income	(0.17)	(0.11)		(0.13)	(0.07)

Dividends in excess of net investment income	(0.01)	(0.01)		(0.02)	(0.05)

Total Distributions	(0.18)	(0.12)		(0.15)	(0.12)

Net Asset Value, End of Period	$12.74	$11.94		$12.72	$11.92

Total Return	8.30%	12.65%		7.99%	12.46%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$942	$864		$5	$2

Ratio of expenses to average net assets	1.27%	1.15	%†	1.63%	1.71	%†

Ratio of net investment income to average net assets	1.41%	1.42	%†	1.05%	0.86	%†

Portfolio turnover rate	92.74%	238.07	%ø	92.74%	238.07	%ø

*	Commencement of offering of shares.
ø	For the year ended December 31, 2003.
†	Annualized.
††	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for
Investment Companies and began amortizing discount and premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.04 and increase net realized and unrealized loss on investments by $0.04 for each class, and to increase the ratios of net investment income to average net assets from 2.14% to 2.46% for Class A, and from 1.39% to 1.71% for Classes B, C, and D. The per share data and ratios for periods prior to January 1, 2001 have not been restated.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Income and Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Income and Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income and Growth Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2005

Required Federal Income Tax Information (unaudited)

Of ordinary dividends paid to shareholders during the Fund’s fiscal year ended December 31, 2004, 87% is eligible for the dividends received deduction for corporations.

For the fiscal year ended December 31, 2004, the Fund designates 87%, or the maximum amount allowable, of its dividend distributions as qualified dividend income.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation (diver-
• Director: 2003 to Date	sified energy, gas and electric company); Director or Trustee of each of the
• Oversees 60 Portfolios in	investment companies of the Seligman Group of Funds† (except Seligman
Fund Complex	Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas,
Ltd., Boundary Gas Inc., The Houston Exploration Company (oil and gas
exploration, development and production companies); Edison Electric
Institute, New York State Energy Research and Development Authority,
Independence Community Bank, Business Council of New York State, Inc.,
New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios in	the Seligman Group of Funds†; and Chairman Emeritus, American
Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios in	Jeannette K. Watson Summer Fellowship (summer internships for college
Fund Complex	students); Trustee, Save the Children (non-profit child-assistance organi-
zation) and the Committee for Economic Development; Governor, Court
of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York Telephone
Company.

Frank A. McPherson (71)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 61 Portfolios in	Trustee of each of the investment companies of the Seligman Group of
Fund Complex	Funds†; Director, ConocoPhillips (integrated international oil corpora-
tion), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy,
Oklahoma Medical Research Foundation, Boys and Girls Clubs of
Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma
Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark
Corporation (consumer products) and the Federal Reserve System’s
Kansas City Reserve Bank.

See footnotes on page 37.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (75)[1,3]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1970 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc
in Fund Complex	recycler and aluminum rolled products); Director Emeritus, the Municipal
Art Society of New York; Executive Committee Member and Secretary,
the U.S. Council for International Business; Trustee and Vice Chairman,
New York-Presbyterian Healthcare System, Inc.; Trustee, New York-
Presbyterian Hospital; and Member of the American Law Institute and
Council on Foreign Relations.

Betsy S. Michel (62)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation). Formerly, Chairman of the Board of Trustees of
in Fund Complex	St. George’s School (Newport, RI); and Trustee, World Learning, Inc.
(international educational training).

Leroy C. Richie (63)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds†(except Seligman Cash Manage-
in Fund Complex	ment Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1980 to Date	of each of the investment companies of the Seligman Group of Funds†
• Oversees 61 Portfolios	and Ambassador and Permanent Observer of the Sovereign and Military
in Fund Complex	Order of Malta to the United Nations. Formerly, Director, USLIFE
Corporation (life insurance).

James N. Whitson (69)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and
Consultant, Sammons Enterprises, Inc. and Director C-SPAN (cable televi-
sion network).

See footnotes on page 37.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (66)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
• Director and Chairman of	and Director or Trustee of each of the investment companies of the
the Board: 1988 to Date	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
• Oversees 61 Portfolios in	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
Fund Complex	pants for oil and gas industry); Director, Seligman Data Corp.; and
President and Chief Executive Officer, The Metropolitan Opera Associa-
tion. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)*	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the invest-
• President: 1995 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios in	Institute; and Director, ICI Mutual Insurance Company.
Fund Complex

Eleanor T. M. Hoagland (53)	Managing Director and Senior Vice President, Risk Manager, J. & W.
• Vice President and Chief	Seligman & Co. Incorporated; Vice President and Chief Compliance
Compliance Officer:	Officer for each of the investment companies of the Seligman Group of
July 2004 to Date	Funds†. Formerly, Managing Director, Partner and Chief Portfolio
Strategist, AMT Capital Management from 1994 to 2000.

John B. Cunningham (40)	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Co-Portfolio Manager of Tri-Continental
Co-Portfolio Manager:	Corporation and Seligman Common Stock Fund, Inc.; Vice President of
Sept. 2004 to Date	Seligman Portfolios, Inc. and Co-Portfolio manager of its Common Stock
Portfolio and Income and Growth Portfolio. Formerly, Managing Director,
Senior Portfolio Manager of Salomon Brothers Asset Management
(“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001,
Director and Portfolio Manager, SBAM.

Christopher J. Mahony (41)	Senior Vice President, Investment Officer of J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Portfolio manager of Seligman Cash
Co-Portfolio Manager:	Management Fund, Inc. and Seligman Investment Grade Fixed Income
2003 to Date	Fund, Inc.; Vice President of Seligman High Income Fund Series and
Portfolio Manager of its U.S. Government Securities Series; Vice President
of Seligman portfolios, Inc. and Portfolio manager of its Cash Management
Portfolio, Investment Grade Fixed Income Portfolio and Co-Portfolio
Manager of its Income and Growth Portfolio. Formerly, Senior Portfolio
Manager at Fort Washington Investment Advisors, Inc. since 1994.

See footnotes on page 37.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President:	J. & W. Seligman & Co. Incorporated, Senior Vice President, Finance,
2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (48)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
2000 to Date	Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary: 1994 to Date	Seligman & Co. Incorporated; Secretary of each of the investment compa-
nies of the Seligman Group of Funds†, and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and
Regulation Department, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

For More Information

Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website www. seligman. com1.

Proxy Voting Policies and Procedures

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income and Growth Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

EQIN2 12/04

ITEM 2.  CODE OF ETHICS.
         As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         The registrant's board of directors has determined that Mr. James N.
         Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
         (a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                        2004          2003
                                     ----------    ----------
         Audit Fees                    $38,137       $36,376
         Audit-Related Fees                  -             -
         Tax Fees                        2,200         2,100
         All Other Fees                  1,931         1,897

         Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

         Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                        2004           2003
                                     ----------     -----------
         Audit-Related Fees             $118,630      $126,130
         Tax Fees                         13,703         7,500
         All Other Fees                   43,000             -

         Audit-related fees include amounts for (i) attestation services for the registrant's stockholder service agent; (ii) review of certain internal controls of such stockholder service agent's sub-agent; (iii)
         performance of certain agreed-upon procedures relating to certain services performed by the registrant's distributor; and (iv) actuarial services

         provided prior to May 6, 2003 to the registrant's investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003).
         Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant's stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

         (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

         The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

         Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

         (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule
         2-01 of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
         (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $179,464 and $137,627, respectively.

         (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         James N. Whitson, Chairman
         John R. Galvin           Betsy S. Michel
         John E. Merow            Leroy C. Richie

ITEM 6.  SCHEDULE OF INVESTMENTS.
         Included in Item 1 above.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.
         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

         (a)(1)   Code of Ethics for Principal Executive and Principal
                  Financial Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (a)(3)   Not applicable.

         (b)      Certifications of chief executive officer and chief
                  financial officer as required by Rule 30a-2(b) under the
                  Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INCOME AND GROWTH FUND, INC.

By:      /s/ BRIAN T. ZINO
         ---------------------------------
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         ---------------------------------
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2005

By:      /s/ LAWRENCE P. VOGEL
         ---------------------------------
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    March 8, 2005

SELIGMAN INCOME AND GROWTH FUND, INC.

EXHIBIT INDEX

         (a)(1)   Code of Ethics for Principal Executive and Principal
                  Financial Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.